U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 20, 2006



                         TIDELANDS OIL & GAS CORPORATION
             (Exact Name of registrant as specified in its Charter)




       Nevada                         0-29613                     66-0549380
----------------------           ------------------           ------------------
State of Incorporation           Commission File No.           I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                      78248
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, (   210   )       764      -    8642
                               -----------  -------------   -----------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240-14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240-13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

Qualification of Contents of the Transaction Summary:
-----------------------------------------------------

         The following paragraphs contain a limited summary of the principal terms of financing transactions with several investors. The summary is qualified in its entirety by the terms and conditions of the forms of definitive transaction documents which are attached to this report. These forms of documents should be read in their entirety to gain a complete understanding of the details of the transactions. We have included the following forms of transaction documents as exhibits to this Report: the Securities Purchase Agreement, the Original Issue Discount Convertible Debenture, the Registration Rights Agreement, the Series A Common Stock Purchase Warrant and Series B Common Stock Purchase Warrant ("Transaction Documents"). Each investor executed these documents.

         Stock Purchase Agreement:
         -------------------------

         On January 20, 2006, Tidelands Oil & Gas Corporation ("Company") entered into Securities Purchase Agreements with seven accredited investors(collectively, "Purchasers or Holders"). We sold $6,569,750 Dollars, in the aggregate principal amount, of discounted convertible debentures("Debentures") and Series A and Series B Warrants to purchase common stock ("Warrants") for an aggregate payment of $5,396,098 after deduction for the interest discount. We paid an 8% commission to the placement agent, HPC Capital Management, LLC., a registered broker-dealer. We granted HPC Capital Management Series A Common Stock Purchase Warrants as additional transaction compensation. The investors have escrowed the aggregate payments. To date we have received apporximately $3,000,000. We anticipate the balance of the escrowed funds to be released in the near future. We intend to use the proceeds for working capital.

         The sale of these securities requires the Company to increase its authorized common stock capital because we have insufficient authorized capital to comply with all of the Debenture conversion and Warrant exercise provisions contained in the Transaction Documents. We have reserved 9,000,000 common shares of our unissued authorized common stock capital for the transaction. After we take the necessary corporate action to increase our common stock capital, we will reserve enough shares to comply with the Transaction Documents.

         We have also agreed to file a registration statement on Form SB-2 with the U.S. Securities and Exchange Commission ("SEC") to register the common stock underlying the Debentures and Warrants.

         We sold these securities in an exempt transaction under the Securities Act of 1933,(the "Act") as amended, pursuant to Section 4(2) and Regulation D Rule 506. These are restricted securities and may not be resold without registration under the Act or an exemption from the registration requirements of the Act.

         Debentures:
         -----------

         The Debentures are Original Issue Discount Convertible Debentures with an aggregate face amount of $6,569,750. The purchasers paid an aggregate principal sum of $5,396,098. The face amount of the Debentures is due January 20, 2008. The difference between the face amount and the aggregate principal paid represents the interest expense. The Debenture Holder may convert all or part of the Debenture face amount into shares of Tidelands common stock at any time at an initial conversion rate of $0.87 per share.

         The Purchasers have agreed to restrict their ability to convert their Debentures or Exercise their Warrants and receive our shares such that the number of shares of common stock held by each of them individually in the aggregate after such conversion or exercise does not exceed 4.99% of the then issued and outstanding Company common shares. This beneficial ownership limitation may be waived by the Holder.

         Subject to specific terms and conditions in the Debenture, the Company has the option to force conversion of the Debentures into common shares if the Company's share price as quoted on the Over-the-Counter Electronic Bulletin Board exceeds 250% of the then Conversion Price for a period of time based on a Volume Weighted Average Price (VWAP) formula. The VWAP share price must exceed this 250% price for at least 20 consecutive Trading Days.

         In addition to other default provisions contained in Section 8 of the Debenture, we must increase our authorized common stock capital on, or before the 90th day following the Debenture original issue date. Failure to increase our common stock capital will trigger a default which includes, but is not limited to acceleration of the Debentures, at the Holder's option and liquidated damages.

         In connection with the financing transactions described in Item 1.01 above, the Company must increase its authorized common stock capital because presently there is insufficient unissued authorized common stock capital to meet the potential debenture conversion and warrant exercise provisions outlined in the transaction documents.

         The conversion price will be subject to adjustment for corporate events, such as stock splits, stock dividends, and stock combinations, as more specifically outlined in the transaction documents.

         Series A Common Stock Purchase Warrants:
         ----------------------------------------

         We granted the Purchasers Series A Common Stock Purchase Warrants (Series A Warrants) to purchase 2,491,974 shares of our common stock at $0.935 per share. We also granted HPC Capital Management 65,697 Series A Common Warrants to purchase our common stock at $0.935 per share.

         The Series A Warrants may be exercised immediately by the Purchasers and terminate on January 20, 2009.

         Subject to specific terms and conditions in the Series A Warrant including an effective registration statement registering underlying shares, the Company has the call option to force conversion of this Warrant into common shares if the Company's share price as quoted on the Over-the-Counter Electronic Bulletin Board exceeds 250% of the then effective Exercise Price for a period of time based on a Volume Weighted Average Price (VWAP) formula. The VWAP share price must exceed this 250% threshold price for at least 20 consecutive Trading Days.

         If at any time after one year from the date of issuance there is no effective registration statement registering, or no current prospectus available for the resale of the underlying shares, then this Warrant may also be exercised by means of "cashless exercise" as determined by a formula described in the Warrant.

         The exercise price will be subject to adjustment for corporate events, such as stock splits, stock dividends, and stock combinations, as more specifically outlined in the transaction documents.

         Series B Common Stock Purchase Warrants:
         ----------------------------------------

         We granted the Purchasers Series B Common Stock Purchase Warrants ("Series B Warrants") to purchase 7,551,432 shares of our common stock at $1.275 per share. The Purchasers have the right to exercise the Series B Warrants commencing at any time on, or after January 20, 2007 and on, or before February 19, 2007.

         Subject to specific terms and conditions in the Series B Warrant, including an effective registration statement registering underlying shares, the Company has the option to force the exercise of this Warrant into common shares if the Company's share price as quoted on the Over-the-Counter Electronic Bulletin Board exceeds 150% of the then effective Exercise Price for a period of time based on a Volume Weighted Average Price (VWAP) formula. The VWAP share price must exceed this 150% threshold price for at least 20 consecutive Trading Days.

         If at any time after one year from the date of issuance there is no effective registration statement registering, or no current prospectus available for the resale of the underlying shares, then this Warrant may also be exercised by means of "cashless exercise" as determined by a formula described in the Warrant.

         The exercise price will be subject to adjustment for corporate events, such as stock splits, stock dividends, and stock combinations, as more specifically outlined in the transaction documents.

         Registration Rights
         -------------------

         We have granted the Purchasers and HPC Capital Management registration rights on the shares underlying the Debentures and the Warrants. The Common Stock underlying the Debentures and Warrants will be registered under the Securities Act of 1933, as amended, for re-offer and re-sale by the Purchasers and HPC Capital Management. If the Company fails to timely file a registration statement or is unable to have the registration statement declared effective by the SEC within the stated periods of time, we will trigger a default and be subject to among other things, acceleration of the Debentures, at the Purchasers' options, additional default interest payment and monetary liquidated damages. The liquidated damages will be capped at 20% of the Debentures face amounts.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
                  (See Item 1.01 above)

Item 3.02         Unregistered Sales of Equity Securities
                  (See Item 1.01 above)

Item 7.01         Regulation FD Disclosure

         On January 24, 2005, Tidelands Oil & Gas Corporation announced the private placement of $6,569,750 of debt securities and warrants with several institutional investors referenced above in Item 1.01. A copy of the news release is attached as Exhibit 99.

Limitation on Incorporation by Reference

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Item Number            Description

10.1     Form of Securities Purchase Agreement
10.2     Form of Original Issue Discount Convertible Debenture
10.3     Form of Registration Rights Agreement
10.4     Series A Common Stock Purchase Warrant
10.5     Series B Common Stock Purchase Warrant
99       Press Release dated January 24, 2006


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: January 24, 2006


                                                  /s/James B. Smith
                                                 -------------------------------
                                                 By: James B. Smith
                                                 Title: Sr. V.P. President, CFO